UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

AmerInst Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o Davies Captive Management Limited 25 Church Street,
Continental Building P.O. Box HM 1601, Hamilton, Bermuda HMGX
(Address of Principal Executive Office) (Zip Code)

(441) 295-2185
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMERINST INSURANCE GROUP, LTD.

FORM 8-K
CURRENT REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)         On June 2, 2022, the Board of Directors (the “Board”) of AmerInst Insurance Group Ltd. (the “Registrant”) appointed Joseph P. Murphy as the Registrant’s President, effective immediately following the Registrant’s 2022 annual general meeting of shareholders on June 2, 2022 (the “AGM”). Mr. Murphy succeeds Stuart H. Grayston, who retired effective immediately following the AGM.

Mr. Murphy, age 70, has been a director of the Registrant since October 2020. He was previously employed by Murphy Dougherty & Company, a public accounting firm that he started in Northeastern Pennsylvania, until his retirement in 2020. He is also a member of the Pennsylvania Institute of CPAs and, until his retirement, a longtime member of the American Institute of CPAs. Mr. Murphy is the Treasurer of the Abington Wastewater Sewer Authority, which serves three municipalities in Northeastern Pennsylvania. He also served on the finance council of his church for over 25 years. None of his previous employers are a parent, subsidiary or other affiliate of the Registrant.

Mr. Murphy will continue to receive fees as a director of the Registrant but will not receive additional compensation as President of the Registrant.

There is no arrangement or understanding between Mr. Murphy and any other persons pursuant to which Mr. Murphy was appointed President. There are no relationships, family or otherwise, between Mr. Murphy and the Registrant or any director or executive officer of the Registrant that would require disclosure pursuant to Items 401(d) or 404(a) of Regulation S-K, as applicable.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant’s AGM was held on June 2, 2022. Proxies for the AGM were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There were no solicitations in opposition to management’s solicitations. As of the record date for the AGM, there were 995,253 shares outstanding and entitled to vote on each of the proposals considered at the AGM. The following summarizes all matters voted on by the Registrant’s shareholders at the AGM:

1.	To consider and act upon the nomination of Jerome A. Harris for election as a director with a three-year term;

2.	To hold a non-binding advisory vote on the compensation program for the Registrant’s named executive officers; and

3.	To ratify the appointment of Deloitte Ltd. as the Registrant’s independent auditor for fiscal year 2022.

The following is a summary of the voting results for each matter presented to the Registrant’s shareholders at the AGM:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Jerome A. Harris	509,473	11,004	-

Approve a Non-Binding Advisory Proposal on Executive Compensation

Votes For	Votes Against	Votes Abstained
481,022	35,271	4,184

Ratification of the Appointment of Deloitte Ltd.

Votes For	Votes Against	Votes Abstained
513,817	4,035	2,625

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Thomas B. Lillie
Thomas B. Lillie Chairman of the Board

Date: June 7, 2022